(HODGES FUND LOGO)

                                 ANNUAL REPORT
                                   Year Ended
                                 March 31, 2003

                                  HODGES FUND

April 24, 2003

Dear Shareholders:

To paraphrase Ecclesiastes 3: "For everything there is a season, a time to plant, a time to reap...a time to keep, a time to throw away."

Just maybe that scripture describes where we are in the stock market today. If we could be presumptuous, we might add there is a time to regroup. We think we are in the regrouping period, and that it is time to plant. We have seen prices shaved for three years in a row. When declines of this magnitude occur there are always some great investment opportunities. The challenge is to know which ones to choose. There is no perfection in such an undertaking, but observation, study, and being willing to put one's neck on the line can be rewarding at a time like this.

Last calendar year was our second worst year and only the second year that we've been down since we started our fund on October 9, 1992. Through our fiscal year ending in March, we declined 31.4%, a terrible performance. We might add parenthetically that since March 31st, we've regained 14% as of April 24th.
That brief a period does not mean that much, although it does give us encouragement.

Some other positives, in our opinion: We currently only have one fund that gets our whole attention. We've reduced the number of stocks we own and have taken bigger positions per stock hoping for a greater impact on our net asset value when prices do firm up. And we are personally committed to the Fund as an ongoing obligation to you, our shareholders, and from the standpoint of personal pride, as well as our being financially committed ourselves.

As you will recall, we balance our fund over all size companies - small, medium and large-cap stocks - and mix growth, value and momentum or aggressive-type companies, believing that approach gives us more possibilities to make good investments. And it doesn't doom the Fund to reflect only one type security or a common growth rate.

At the present, 4/24/03, our portfolio is made up of 61% small-cap, 17% mid-cap, and 22% large-cap. It is 45% value-type stocks, 30% core growth, and 25% momentum or aggressive-type stocks.

Our top 10 holdings are DWYER GROUP, CORRECTIONS CORP. OF AMERICA, PREPAID LEGAL, HOME DEPOT, E*TRADE GROUP, INC., XM SATELLITE RADIO, AMERICA'S CAR MART, TEXAS INSTRUMENTS, TEXAS PACIFIC LAND TRUST, AND SOUTHWEST AIRLINES.

Sincerely,

/s/Don W. Hodges              /s/Craig D. Hodges

Don W. Hodges                 Craig D. Hodges
Co-Portfolio Manager          Co-Portfolio Manager

The opinions expressed above are those of Don Hodges and Craig Hodges and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance is not predictive of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original investment.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding holdings.

05/03

                                  HODGES FUND

          Value of $10,000 vs S&P 400 Midcap Index, Russell 2000 Index
                            and Wilshire 4500 Index

                                  S&P 400       Russell 2000    Wilshire 4500
   Date       Hodges Fund      Midcap w/inc.       w/inc.           w/inc.
   ----       -----------      -------------    ------------    -------------
 10/9/92        $10,000           $10,000         $10,000          $10,000
 3/31/93        $11,493           $11,765         $12,177          $11,883
 3/31/94        $11,486           $12,487         $13,513          $12,613
 3/31/95        $12,623           $13,540         $14,260          $13,704
 3/31/96        $16,704           $17,398         $18,404          $18,010
 3/31/97        $19,071           $19,245         $19,343          $19,084
 3/31/98        $26,942           $28,680         $27,470          $27,950
 3/31/99        $32,630           $28,809         $23,005          $27,162
 3/31/00        $37,239           $39,784         $31,582          $40,536
 3/31/01        $20,747           $37,017         $26,741          $26,122
 3/31/02        $25,892           $44,011         $30,480          $28,662
 3/31/03        $17,976           $33,688         $22,263          $22,394

                          Average Annual Total Return
                          Period Ended March 31, 2003
                    1 Year                           -31.38%
                    5 Year                            -7.97%
                    10 Year                            4.47%
                    Since Inception (10/9/92)          5.65%

Past performance is not predictive of future performance. Sales load is not reflected in the graph and total return table presented above. Effective April 20, 1999 the Fund no longer imposed a sales load.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 400 Midcap Index is comprised of 400 domestic stocks chosen for market size liquidity and industry group representation. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Wilshire 4500 Index measures the performance of all U.S. headquartered equity securities with readily available price data, with the exception of the S&P 500 securities. The indices are unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2003

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 100.4%

AIRLINES: 4.2%
  45,000     Southwest Airlines Co.                                $   646,200
                                                                   -----------

COMMERCIAL SERVICES: 17.4%
 305,000     The Dwyer Group, Inc.*<F1>                              1,311,500
  91,900     Precis, Inc.*<F1>                                         298,675
  60,000     Pre-Paid Legal
               Services, Inc.*<F1>                                   1,036,800
                                                                   -----------
                                                                     2,646,975
                                                                   -----------

COMPUTER SERVICES: 8.8%
 319,000     Intervoice, Inc.*<F1>                                     532,730
  35,000     Perot Systems Corp.*<F1>                                  359,100
 125,000     Tyler
               Technologies, Inc.*<F1>                                 441,250
                                                                   -----------
                                                                     1,333,080
                                                                   -----------

COMPUTERS, SOFTWARE & TECHNOLOGY: 5.2%
 306,100     Intrusion, Inc.*<F1>                                       70,403
  35,000     Oracle Corp.*<F1>                                         379,715
 105,000     Sun Microsystems, Inc.*<F1>                               342,300
                                                                   -----------
                                                                       792,418
                                                                   -----------

CORRECTIONS INDUSTRY: 7.7%
  14,200     Cornell Cos., Inc.*<F1>                                   119,280
  60,000     Corrections Corp.
               of America*<F1>                                       1,047,600
                                                                   -----------
                                                                     1,166,880
                                                                   -----------

FINANCIAL: 7.8%
  50,000     Charles Schwab Corp.                                      361,000
 195,000     E*TRADE Group, Inc.*<F1>                                  820,950
                                                                   -----------
                                                                     1,181,950
                                                                   -----------

FOOD & RESTAURANTS: 6.5%
   5,000     Krispy Kreme
               Doughnuts, Inc.*<F1>                                    169,300
 278,150     Luby's, Inc.*<F1>                                         367,158
  10,000     Starbucks Corp.*<F1>                                      257,600
   6,798     Tootsie Roll
               Industries, Inc.                                        193,947
                                                                   -----------
                                                                       988,005
                                                                   -----------

HEALTH CARE PRODUCTS: 1.2%
 121,800     Female Health Co.*<F1>                                    182,700
                                                                   -----------

INTERNET: 3.4%
  35,000     Ask Jeeves, Inc.*<F1>                                     247,800
  20,000     Digital River, Inc.*<F1>                                  273,800
                                                                   -----------
                                                                       521,600
                                                                   -----------

MEDIA: 5.4%
 140,000     XM Satellite Radio
               Holdings Inc.*<F1>                                      824,600
                                                                   -----------

MEDICAL SERVICES: 1.2%
   7,500     AmSurg Corp.*<F1>                                         189,000
                                                                   -----------

OIL & GAS: 4.8%
  10,000     Chesapeake
               Energy Corp.                                             78,600
  15,000     Texas Pacific
               Land Trust                                              651,750
                                                                   -----------
                                                                       730,350
                                                                   -----------

PHARMACEUTICALS: 1.7%
  10,000     Celgene Corp.*<F1>                                        260,800
                                                                   -----------

RETAIL: 14.2%
  54,600     America's
               Car-Mart, Inc.*<F1>                                     667,212
  35,000     The Home Depot, Inc.                                      852,600
  25,000     Jos. A. Bank
               Clothiers, Inc.*<F1>                                    610,500
   2,000     The Yankee
               Candle Co., Inc.*<F1>                                    34,060
                                                                   -----------
                                                                     2,164,372
                                                                   -----------

SEMICONDUCTORS: 5.6%
  95,500     Microtune, Inc.*<F1>                                      201,505
  40,000     Texas Instruments, Inc.                                   654,800
                                                                   -----------
                                                                       856,305
                                                                   -----------

TELECOMMUNICATION: 3.3%
  15,000     Cisco Systems, Inc.*<F1>                                  194,700
 110,000     JDS Uniphase Corp.*<F1>                                   313,500
                                                                   -----------
                                                                       508,200
                                                                   -----------

TRANSPORTATION: 1.6%
  30,000     Celadon Group, Inc.*<F1>                                  238,200
                                                                   -----------

VENTURE CAPITAL: 0.1%
 100,000     Massey Burch
               Venture Fund I                                           12,724
                                                                   -----------

WIRE & CABLE PRODUCTS: 0.3%
   6,000     Encore Wire Corp.*<F1>                                     51,000
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $19,097,727)                                                15,295,359
                                                                   -----------

CONTRACTS
---------
LONG EQUITY OPTIONS: 0.3%

COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
      30     Centex Corp./
               Call July 2003/45.00                                     33,000
      50     Cisco Systems/
               Call April 2003/10.00                                    14,750
                                                                   -----------
TOTAL LONG EQUITY OPTIONS
  (cost $60,200)                                                        47,750
                                                                   -----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENT: 0.6%

MONEY MARKET INVESTMENT:
 $92,992     Cash Trust Series II -
               Treasury Fund
               (cost $92,992)                                           92,992
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $19,250,919+<F2>):  101.3%                                  15,436,101
Liabilities in excess of
  Other Assets: (1.3%)                                                (197,683)
                                                                   -----------
NET ASSETS:  100.0%                                                $15,238,418
                                                                   -----------
                                                                   -----------

 *<F1>  Non-income producing security.
 +<F2> At March 31, 2003, the basis of investments for federal income tax purposes was $19,280,239. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation                              $ 2,370,602
        Gross unrealized depreciation                               (6,214,740)
                                                                   -----------
        Net unrealized depreciation                                $(3,844,138)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2003

ASSETS
   Investments in securities, at value (cost $19,250,919)          $15,436,101
   Cash                                                                  6,000
   Receivables:
       Dividends and interest                                              772
       Prepaid expenses                                                  2,739
                                                                   -----------
           Total assets                                             15,445,612
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                            107,328
       Fund shares redeemed                                             47,027
       Distribution fees                                                 9,786
       Advisor fees                                                      6,892
       Administration fees                                               2,657
       Custodian fees                                                    2,508
       Fund Accounting fees                                              4,212
       Transfer Agent fees                                               4,985
   Accrued expenses                                                     21,799
                                                                   -----------
           Total liabilities                                           207,194
                                                                   -----------

NET ASSETS                                                         $15,238,418
                                                                   -----------
                                                                   -----------

   COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $21,224,109
   Accumulated net realized loss on
     investments and options                                        (2,170,873)
   Net unrealized depreciation on investments                       (3,814,818)
                                                                   -----------
       Net assets                                                  $15,238,418
                                                                   -----------
                                                                   -----------

   NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     ($15,238,418/1,785,421 shares outstanding; unlimited
     number of shares authorized without par value)                      $8.53
                                                                         -----
                                                                         -----

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2003

INVESTMENT INCOME
   Income
       Dividends                                                   $    60,532
       Interest                                                          1,525
       Other                                                             2,158
                                                                   -----------
           Total income                                                 64,215
                                                                   -----------
   Expenses
       Advisory fees                                                   163,400
       Distribution fees                                                48,059
       Administration fees                                              38,497
       Transfer agent fees                                              36,148
       Fund accounting fees                                             24,425
       Custody fees                                                     14,759
       Registration fees                                                13,015
       Audit fees                                                       12,993
       Reports to shareholders                                           9,508
       Trustee fees                                                      7,086
       Miscellaneous                                                     4,617
       Legal fees                                                        2,693
                                                                   -----------
           Total expenses                                              375,200
                                                                   -----------
           NET INVESTMENT LOSS                                        (310,985)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS
   Net realized loss on investments                                   (968,024)
   Net realized loss on options                                       (163,850)
   Change in net unrealized appreciation/depreciation
     on investments and options                                     (6,593,166)
                                                                   -----------
       Net realized and unrealized loss on
         investments and options                                    (7,725,040)
                                                                   -----------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(8,036,025)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR            YEAR
                                                     ENDED            ENDED
                                                 MARCH 31, 2003  MARCH 31, 2002
                                                 --------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS
   Net investment loss                            $  (310,985)    $  (284,462)
   Net realized loss on
     investments and options                       (1,131,874)       (362,307)
   Change in net unrealized
     appreciation/depreciation
     on investments and options                    (6,593,166)      5,807,859
                                                  -----------     -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                 (8,036,025)      5,161,090
                                                  -----------     -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     derived from net change in
     outstanding shares (a)<F3>                    (2,899,408)        627,251
                                                  -----------     -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS        (10,935,433)      5,788,341
                                                  -----------     -----------
   NET ASSETS
   Beginning of period                             26,173,851      20,385,510
                                                  -----------     -----------
   End of period                                  $15,238,418     $26,173,851
                                                  -----------     -----------
                                                  -----------     -----------

(a)<F3>  Summary of capital share transactions is as follows:

                                   YEAR                         YEAR
                                   ENDED                        ENDED
                              MARCH 31, 2003               MARCH 31, 2002
                           Shares          Value         Shares        Value
                           ------          -----         ------        -----
Shares sold               170,876       $ 1,875,574     281,020     $3,182,094
Shares redeemed          (491,053)       (4,774,982)   (222,087)    (2,554,843)
                         --------       -----------    --------     ----------
Net increase (decrease)  (320,177)      $(2,899,408)     58,933     $  627,251
                         --------       -----------    --------     ----------
                         --------       -----------    --------     ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                           YEAR ENDED MARCH 31,
                                                     ----------------------------------------------------------------
                                                     2003           2002           2001           2000           1999
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                 $12.43         $ 9.96         $18.18         $16.79         $14.44
                                                    ------         ------         ------         ------         ------

INCOME FROM INVESTMENT
  OPERATIONS:
     Net investment loss                             (0.17)         (0.14)         (0.21)         (0.13)         (0.15)
     Net realized and unrealized
       gain (loss) on investments                    (3.73)          2.61          (7.81)          2.36           3.05
                                                    ------         ------         ------         ------         ------
Total from investment operations                     (3.90)          2.47          (8.02)          2.23           2.90
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     From net realized gain                             --             --          (0.20)         (0.84)         (0.55)
                                                    ------         ------         ------         ------         ------
     Net asset value, end of year                   $ 8.53         $12.43         $ 9.96         $18.18         $16.79
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
Total return                                        (31.38)%        24.80%        (44.29)%        14.13%         21.11%*<F4>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                  $ 15.2         $ 26.2         $ 20.4         $ 38.8         $ 35.5
Ratio of expenses to
  average net assets                                  1.96%          1.91%          1.75%          1.75%          1.92%
Ratio of net investment loss
  to average net assets                              (1.62)%        (1.20)%        (1.46)%        (0.77)%        (0.99)%
Portfolio turnover rate                             103.66%        131.62%        176.08%        126.05%        129.86%

*<F4> Sales load is not reflected in the total return number. Effective April 20, 1999 the Fund no longer imposed a sales load.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

  Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund began operations on October 9, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

  B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      As of March 31, 2003, the Fund had capital loss carryovers of $370,704 and $725,028, which expire in 2009 and 2011, respectively, available to offset future capital gains, if any. In addition, the Fund has elected to defer post-October capital losses of $996,708, and treat such losses as arising on April 1, 2003.

  C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is typically determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  D. Options Contracts. The Fund may purchase a call option on securities and indices. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. The Fund may write (sell) call options on securities and indices. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. The Fund as writers of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

  E. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days which the NYSE is closed for trading.

  F. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

  G. Reclassification of Capital Accounts. The Fund accounts and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
      Determination, Disclosure, and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2003, the Fund increased accumulated net investment loss by $310,985, decreased accumulated net realized loss on investments by $15,528 and decreased paid-in-capital by $295,457 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  Hodges Capital Management, Inc. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. For the year ended March 31, 2003, the Fund incurred $163,400 in advisory fees.

  U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

         Under $15 million              $30,000
         $15 to $50 million             0.20% of average daily net assets
         $50 to $100 million            0.15% of average daily net assets
         $100 to $150 million           0.10% of average daily net assets
         Over $150 million              0.05% of average daily net assets

  For the year ended March 31, 2003, the Fund incurred $38,497 in administration fees.

  First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

  For the year ended March 31, 2003, First Dallas Securities, Inc. received $27,781 in brokerage commissions with respect to the Fund's portfolio transactions.

  U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

  Certain officers of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

  The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. During the year ended March 31, 2003, the Fund paid fees of $48,059 to the Distributor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended March 31, 2003, were $19,815,194 and $22,289,293, respectively.

  The activity in call options written during the year ended March 31, 2003, is as follows:

                                             CONTRACTS       PREMIUMS RECEIVED
                                             ---------       -----------------
  Options outstanding, beginning of year           --            $     --
  Options written                             (23,900)            (17,575)
  Options exercised                            10,000               9,750
  Options expired                               4,000               3,840
  Options closed                                9,900               3,985
                                              -------            --------
  Options outstanding, end of year                 --            $     --
                                              -------            --------
                                              -------            --------

NOTE 6 - TAX COMPONENTS OF CAPITAL

  As of March 31, 2003 there were no components of distributable earnings on a tax basis.

  The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales and certain partnership adjustments.

NOTE 7 - INVESTMENTS IN RESTRICTED SECURITIES

  Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund's investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might be realized in the near term, and the difference could be material. As of March 31, 2003, the Fund was invested in the following restricted security:

SECURITY         ACQUISITION DATE  SHARES     COST      VALUE   % OF NET ASSETS
--------         ----------------  ------     ----      -----   ---------------
Massey Burch
Venture Fund I       12/27/95      100,000   67,627    $12,724       0.1%

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  HODGES FUND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hodges Fund, a series of Professionally Managed Portfolios, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 2, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                       INDEPENDENT TRUSTEES - (UNAUDITED)
                       ----------------------------------

                                     TERM OF        PRINCIPAL                         # OF FUNDS     OTHER
                         POSITION    OFFICE AND     OCCUPATION                        IN COMPLEX     DIRECTORSHIPS
NAME, AGE                HELD WITH   LENGTH OF      DURING PAST                       OVERSEEN BY    HELD BY
AND ADDRESS              THE TRUST   TIME SERVED    FIVE YEARS                        TRUSTEE        TRUSTEE
-----------              ---------   -----------    -----------                       -----------    -------------
Dorothy A. Berry         Chairman    Indefinite     Talon Industries                      17         Not
(Born 1943)              and         Term           (administrative,                                 Applicable
615 E. Michigan St.      Trustee     Since          management & business
Milwaukee, WI 53202                  May 1991       consulting); formerly
                                                    Chief Operating Officer,
                                                    Integrated Asset
                                                    Management (investment
                                                    advisor and manager); and
                                                    formerly President, Value
                                                    Line, Inc., (investment
                                                    advisory & financial
                                                    publishing firm).

Wallace L. Cook          Trustee     Indefinite     Retired; formerly Senior              17         Not
Born (1939)                          Term           Vice President, Rockefeller                      Applicable
615 E. Michigan St.                  Since          Trust Co. Financial
Milwaukee, WI 53202                  May 1991       Counselor, Rockefeller
                                                    & Co.

Carl A. Froebel          Trustee     Indefinite     Private Investor;  formerly           17         Not
Born (1938)                          Term           Managing Director, Premier                       Applicable
615 E. Michigan St.                  Since          Solutions, Ltd.;  formerly
Milwaukee, WI 53202                  May 1991       President and Founder,
                                                    National Investor Data
                                                    Services, Inc. (investment
                                                    related computer software).

Ashley T. Rabun          Trustee     Indefinite     Founder and Chief                     17         Trustee,
Born (1952)                          Term           Executive Officer,                               E*TRADE
615 E. Michigan St.                  Since          InvestorReach, Inc.,
Milwaukee, WI 53202                  May 2002       (financial services marketing
                                                    and distribution consulting);
                                                    formerly Partner & Director,
                                                    Nicholas-Applegate Capital
                                                    Management,  (investment
                                                    management)

Rowley W.P. Redington    Trustee     Indefinite     President; Intertech                  17         Not
Born (1944)                          Term           Computer Services Corp.                          Applicable
615 E. Michigan St.                  Since          (consumer electronics and
Milwaukee, WI 53202                  May 1991       computer service and
                                                    marketing); formerly Vice
                                                    President, PRS of New
                                                    Jersey, Inc. (management
                                                    consulting), and Chief
                                                    Executive Officer, Rowley
                                                    Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Steven J. Paggioli       Trustee     Indefinite     Consultant, U.S. Bancorp              17         Trustee,
(Born 1950)                          Term           Fund Services, LLC since                         Managers
915 Broadway                         Since          July, 2001; formerly Executive                   Funds
New York, NY  10010                  May 1991       Vice President, Investment
                                                    Company Administration,
                                                    LLC ("ICA") (mutual fund
                                                    administrator and the Fund's
                                                    former administrator).

Robert M. Slotky         President   Indefinite     Vice President, U.S.                             Not
(Born 1947)                          Term           Bancorp Fund Services,                           Applicable
2020 E. Financial Way,               Since          LLC since July 2001;
Suite 100                            May 1991       formerly, Senior Vice
Glendora, CA  91741                                 President, ICA (May
                                                    1997-July 2001); former
                                                    instructor of accounting
                                                    at California State
                                                    University-Northridge.

Eric W. Falkeis          Treasurer   Indefinite     Vice President, U.S.                             Not
(Born 1973)                          Term           Bancorp Fund Services,                           Applicable
615 E. Michigan St.                  Since          LLC since 1997; Chief
Milwaukee, WI 53202                  August 2002    Financial Officer, Quasar
                                                    Distributors, LLC, since 2000.


Chad E. Fickett          Secretary   Indefinite     Compliance Administrator,                        Not
(Born 1973)                          Term           U.S. Bancorp Fund Services,                      Applicable
615 E. Michigan St.                  Since          LLC since July 2000.
Milwaukee, WI  53202                 March 2002

                                    Advisor
                        HODGES CAPITAL MANAGEMENT, INC.
                               2905 Maple Avenue
                               Dallas, TX  75201
                                 (877) 232-1222

                                  Distributor
                         FIRST DALLAS SECURITIES, INC.
                               2905 Maple Avenue
                               Dallas, TX  75201
                                 (800) 388-8512

                                   Custodian
                                U.S. BANK, N.A.
                           425 Walnut Street M/L 6118
                             Cincinnati, OH  45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202
                                 (866) 811-0224

                                    Auditors
                              TAIT, WELLER & BAKER
                         1818 Market Street, 24th Floor
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA  94105